140105

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20160167262-33
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 04/13/2016 2:00 PM
	Entity Number E0463472010-0

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.**

HAMMER FIBER OPTICS HOLDINGS CORP.
Name of **merging** entity

NV
Jurisdiction

CORPORATION
Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

and,

TANARIS POWER HOLDINGS, INC.
Name of **surviving** entity

NV
Jurisdiction

CORPORATION
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) Choose one:

☐ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☒ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).**

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.**

(a) Owner's approval was not required from

HAMMER FIBER OPTICS HOLDINGS, INC.

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

TANARIS POWER HOLDINGS, INC.

Name of **surviving** entity, if applicable

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

1. The corporate name of the surviving entity is changed to "Hammer Fiber Optics Holdings Corp."

See also paragraph 4 of the Plan of Merger regarding conversion of shares of common stock at an exchange ratio of 1 for 1,000.

6) Location of Plan of Merger (check a or b):

☒ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: ____________ **Time:** ____________

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.**

HAMMER FIBER OPTICS HOLDINGS CORP.
Name of **merging** entity

X
Signature Michael Cothill — Title: President — Date: 04/13/2016

Name of **merging** entity

X
Signature — Title — Date

Name of **merging** entity

X
Signature — Title — Date

Name of **merging** entity

X
Signature — Title — Date

and,

TANARIS POWER HOLDINGS, INC.
Name of **surviving** entity

X
Signature Michael Cothill — Title: President — Date: 04/13/2016

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

PLAN OF MERGER

(Pursuant to Nevada Revised Statutes Section 92A.180)

1. The names of the parent and subsidiary are:

   Parent: Tanaris Power Holdings, Inc.
   Subsidiary: Hammer Fiber Optics Holdings Corp.

2. The Parent owns 100% of the outstanding capital stock of the subsidiary.

3. The Parent shall be the surviving corporation of the merger.

4. The manner and basis of converting the owner's interests of the disappearing entity into the owner's interests, obligations or other securities of the surviving or any other entity or into cash or other property in whole or in part is as follows: On the effective date of the merger, each outstanding 1,000 shares of common stock of the parent and each 1,000 outstanding shares of common stock of the subsidiary shall be converted into 1 share of common stock of the parent. The surviving entity shall not be required to issue fractional shares, but shall round up to the nearest whole number of shares.

5. The directors and officers of the surviving corporation shall be the following, who shall each serve until their respective successors are duly qualified:

   Directors: Michael Cothill
   President and CEO: Michael Cothill
   Treasurer and CFO: Michael Cothill
   Secretary: Michael Cothill

6. The parent shall mail a copy or summary of this plan of merger to each owner of the subsidiary who does not waive the mailing requirement in writing.

7. Upon the effectiveness of the merger, the surviving entity shall adopt the corporate name of the subsidiary.

8. The Merger shall be effective upon filing of Articles of Merger with the Nevada Secretary of State.

TANARIS POWER HOLDINGS, INC.

By________________
Michael Cothill, President
Date: April 13, 2016

HAMMER FIBER OPTICS HOLDINGS CORP.

By________________
Michael Cothill, President
Date: April 13, 2016